UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): July 14, 2023

 CHEWY, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-38936	90-1020167
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7700 West Sunrise Boulevard Plantation, Florida	33322
(Address of Principal Executive Offices)	(Zip Code)
(786) 320-7111
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	CHWY	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.03.	Material Modification to Rights of Security Holders
On July 14, 2023, Chewy, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, as described below under Item 5.07, the stockholders of the Company, among other things, approved an amendment to the Company’s Amended and Restated Certificate of Incorporation, to require that, to the fullest extent permitted by law, claims under the Securities Act of 1933, as amended (the “Securities Act”), be brought only in the federal district courts of the United States of America (the “Charter Amendment”).

The Charter Amendment became effective upon the Company’s filing of a Certificate of Amendment to the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware on July 14, 2023 (the “Certificate of Amendment”). The foregoing description of the Charter Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As previously disclosed, Mario Marte, the Company’s Chief Financial Officer (“CFO”), intended to retire from his position on a date to be determined in 2023. On July 17, 2023, Mr. Marte notified the Company of his decision to retire from his position effective as of July 28, 2023. Mr. Marte is also the Company’s principal financial officer and a named executive officer. Mr. Marte’s resignation was not a result of any disagreement with the Company on any matter related to its operations, policies, practices, financial disclosures, or accounting matters.

On July 20, 2023, the Board of Directors of the Company (the “Board”) approved the appointment of Stacy Bowman as the Company’s CFO and principal financial officer on an interim basis, effective as of July 29, 2023. Ms. Bowman will also continue to serve as the Company’s Chief Accounting Officer and principal accounting officer. Ms. Bowman, age 44, is currently the Company’s Chief Accounting Officer, a position she has held since April 2023. From March 2018 to April 2023, Ms. Bowman served as the Company’s Vice President, Principal Accounting Officer and from April 2015 to March 2018, she served as the Company’s Corporate Controller. Ms. Bowman’s appointment as interim CFO was not pursuant to any arrangement or understanding between her and any other person. There are no familial relationships or related party transactions with the Company that would require disclosure under Items 401(d) or 404(a) of Regulation S-K in connection with her appointment.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
The information set forth above under Item 3.03 is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.
On July 14, 2023, the Company held its Annual Meeting. The matters voted upon were (1) the election of Marco Castelli, James Nelson, Martin H. Nesbitt, and Raymond Svider to the Board as class I directors (the “Class I Directors”), each with a term expiring at the 2026 annual meeting of stockholders or until his successor is duly elected and qualified or, if sooner, until his earlier death, resignation, retirement, disqualification, or removal, (2) the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 28, 2024, (3) the approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers, and (4) the approval of the Charter Amendment.

Based on the votes by holders of Class A common stock and Class B common stock voting together, the final results for each proposal presented for a vote of stockholders at the Annual Meeting are set forth below:

1.The election of Marco Castelli, James Nelson, Martin H. Nesbitt, and Raymond Svider to the Board as Class I Directors:

DIRECTOR NOMINEE	VOTES FOR	VOTES WITHHELD	BROKER NON-VOTES
Marco Castelli	3,170,025,492	19,328,603	22,692,250
James Nelson	3,166,404,882	22,949,213	22,692,250
Martin H. Nesbitt	3,187,166,545	2,187,550	22,692,250
Raymond Svider	3,147,528,011	41,826,084	22,692,250

2.The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 28, 2024:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
3,211,507,480	437,456	101,409	0

3. The approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
3,181,812,253	1,988,402	5,553,440	22,692,250
4. The approval of the Charter Amendment:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
3,170,098,788	19,143,118	112,189	22,692,250
No other matters were considered and voted on by the Company’s stockholders at the Annual Meeting.

Item 7.01.	Regulation FD Disclosure.
On July 20, 2023, the Company issued a press release announcing the resignation of Mr. Marte as the Company’s CFO and the appointment of Ms. Bowman as the Company’s interim CFO. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information contained in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that section, and shall not be deemed to be incorporated by reference into any filings of the Company under the Securities Act or the Exchange Act, regardless of any general incorporation language in any such filing.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits
Exhibit No.	Description
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Chewy, Inc.
99.1	Press release, dated July 20, 2023.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHEWY, INC.

Date:	July 20, 2023	By:	/s/ Michael Morant
Michael Morant
General Counsel and Secretary